SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934 (Amend No. )

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

                           Check the appropriate box:

                         |_| Preliminary Proxy Statement
                |_| Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         |X| Definitive Proxy Statement
                       |_| Definitive Additional Materials
                    |_| Soliciting Material Under Rule 14a-12

                              TASKER CAPITAL CORP.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               |X| No fee required
  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

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

                              TASKER CAPITAL CORP.
                               100 Mill Plain Road
                                Danbury, CT 06811

July 21, 2004

DEAR TASKER CAPITAL CORP. STOCKHOLDER:

You are cordially invited to attend the Special Meeting of Stockholders of Tasker Capital Corp., a Nevada Corporation ("TCC"), to be held on Wednesday, August 25, 2004, at 9 a.m., local time, at TCC Headquarters, 100 Mill Plain Road Danbury, CT 06811 for the following purpose:

o to increase the number of authorized shares of our common stock from 50,000,000 to 300,000,000.

o     to authorize "blank check" preferred stock in the amount of 10,000,000

BECAUSE OF THE SIGNIFICANCE OF THIS PROPOSAL TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE SPECIAL MEETING IN PERSON OR BY PROXY.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on July 21, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

You may attend the meeting and vote in person even if you have previously voted by proxy in one of three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,
Robert P. Appleby
President and Chief Executive Officer

                                    IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                              TASKER CAPITAL CORP.
                               100 Mill Plain Road
                                Danbury, CT 06811

                            NOTICE OF SPECIAL MEETING

                                 AUGUST 25, 2004

The Special Meeting of Stockholders of Tasker Capital Corp. will be held at 100 Mill Plain Road Danbury, CT 06811 on August 25, 2004 at 9 a.m. local time, for the following purposes:

o to increase the number of authorized shares of our common stock from 50,000,000 to 300,000,000.

o to create "blank check" preferred stock in the amount of 10,000,000 shares.

Holders of record of common stock at the close of business on July 21, 2004 are the only stockholders entitled to notice of and to vote at the Special Meeting of Stockholders.

/s/ Robert P. Appleby
---------------------
Robert P. Appleby
President and Chief Executive Officer

Dated: July 21, 2004

                              TASKER CAPITAL CORP.
                               100 Mill Plain Road
                                Danbury, CT 06811

                                 PROXY STATEMENT

                                  July 21, 2004

This Proxy Statement and the accompanying Proxy card are furnished in connection with the solicitation by the Board of Directors Tasker Capital Corp. ("TCC") of proxies to be voted at the Special Meeting of Stockholders (the "Meeting"). The approximate mailing date of this Proxy Statement is July 21, 2004. A Proxy may be revoked at any time before it is voted at the meeting by submitting a later-dated Proxy or by giving written notice of such revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the meeting and cancel any Proxy previously given.

                                VOTING SECURITIES

All holders of record of the Company's common stock at the close of business on July 21, 2004 are entitled to vote at the Meeting. Each share entitles the holder to one vote. The persons appointed by the enclosed Proxy card have advised the Board of Directors that it is their intention to vote at the meeting and comply with the instructions on the Proxy cards received from stockholders and, if no contrary instruction is indicated on the Proxy card, in accordance with the recommendations of the Board of Directors on matters brought before the meeting.

VOTING OF PROXIES

When you sign, date and return the enclosed Proxy, the shares represented by the Proxy will be voted in accordance with your directions. You can specify your voting instructions by marking the appropriate boxes on the Proxy card. If your Proxy card is signed and returned without specific voting instructions, your shares of the common stock will be voted as recommended by the directors:

"FOR" the approval to increase the authorized common stock from 50,000,000 shares to 300,000,000 shares.

"FOR" the approval to create a class of preferred stock in the amount of 10,000,000 shares.

You may revoke your Proxy at any time before it is voted at the Meeting by submitting a later-dated proxy or by giving written notice of revocation to the Secretary of the Company. If you do attend the Meeting, you may vote by ballot at the Meeting and cancel any Proxy previously given.

Abstentions and broker non-votes are counted as shares present for determination of a quorum, but are not counted as "For" or "Against" votes on any item to be voted on and are not counted in determining the amount of shares voted on an item.

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. The vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the meeting is necessary to approve the increase in authorized common stock.

The cost of all solicitation will be borne by the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 21, 2004, based on information obtained from the persons named below, with respect to the beneficial ownership of the Common Stock by (i) each person who is known to the Company to be the beneficial owner of more than 5 percent of the Company's Common Stock, and (ii) each Director and Officer, and (iii) all Directors and Officers of the Company, as a group:

Title of Class     Name and Address of              Amount of        Percentage of
                    Beneficial Owner               Beneficial     (total outstanding is
                                                  Ownership (1)         20,843,895)
--------------     -------------------            -------------   ----------------------
Common Stock       Robert P. Appleby              1,000,000(2)           4.80%
Common Stock       James Burns                    1,000,000(2)           4.80%
Common Stock       Gordon Davis                           0                 0%
Common Stock       All Officers & Directors       2,000,000              9.60%

(1) Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole voting power and sole investment power.

(2) Represents options to purchase shares of common stock at a strike price of $0.25 per share.

                                 PROPOSAL NO. 1

         DIRECTORS' PROPOSAL TO INCREASE THE AUTHORIZED SHARES OF COMMON
                      STOCK FROM 50,000,000 TO 300,000,000

At the Special Meeting, shareholders will be asked to approve and consent to amend the Company's restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000 shares. Each share of common stock is entitled to one vote.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

As of the Record Date, a total of 20,843,895 of the Company's authorized 50,000,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

Under Nevada law, stockholders are not entitled to dissenters' rights of appraisal with respect to this proposal.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                 PROPOSAL NO. 2

               DIRECTOR'S PROPOSAL TO CREATE A CLASS OF PREFERRED
                    STOCK IN THE AMOUNT OF 10,000,000 SHARES

      The amendment to the certificate of incorporation will create 10,000,000 authorized shares of "blank check" preferred stock. Article IV of the proposed amendment to the certificate of incorporation attached as Exhibit "A" to this proxy statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed amendment to the certificate of incorporation as set forth in Exhibit "A."

      The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

      Subject to the provisions of the Company's amendment to the certificate of incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other annual rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The Board is seeking stockholder approval of an amendment to the certificate of incorporation which would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders. The Company has no immediate definitive plans to issue any shares of preferred stock. Therefore, the terms, rights and features of a preferred stock subject to this proposal cannot be stated or predicted with certainty.

      It is not possible to state the effects of the proposed amendment upon the rights of holders of common stock until the Board determines the respective rights of the holders of one or more series of preferred stock. However, the issuance of shares of preferred stock pursuant to the Board's authority described above may adversely affect the rights of the holders of common stock. Specifically, the effects of such issuances of preferred stock could include (i) reduction of the amount of cash otherwise available for payment of dividends on common stock, if any, (ii) restrictions on dividends on common stock, (iii) dilution of the voting power of common stock, and (iv) restrictions on the rights of holders of common stock to share in the Company's assets on liquidation until satisfaction of any liquidation preference granted to the holders of such subsequently designated series of preferred stock. For example, preferred stock issued by the Company may rank prior to the common stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights, and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock could decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock and adversely affect the rights and powers, including voting rights of the common stock, and may discourage bids for the common Stock or may otherwise adversely affect the market price of the common Stock.

      The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the Board for any proper corporate purpose. Such purposes could include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

      Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

      While the amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders' interests.

                 RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                  OTHER MATTERS

The Board of Directors of the Company does not intend to bring any other matters before the Special Meeting and does not know of any other matter that may be brought before the Special Meeting.

A copy of the Company's Form 10-KSB for the year ended December 31, 2003 may be obtained by written request from Robert P. Appleby, President and Chief Executive Officer, at the Company, 100 Mill Plain Road Danbury, CT.

The above Notice and Proxy Statement are sent by order of the Board of Directors.

By order of the Directors

/s/ Robert P. Appleby
---------------------
Robert P. Appleby
President and Chief Executive Officer

Dated: July 21, 2004

PROXY                                                                     PROXY

                              TASKER CAPITAL CORP.
                               100 Mill Plain Road
                                Danbury, CT 06811

             PROXY FOR SPECIAL MEETING TO BE HELD ON AUGUST 25, 2004
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert P. Appleby, as proxy with the power to appoint his substitute, to represent and to vote all the shares of common stock of Tasker Capital Corp. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on August 25, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side thereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

Important - This proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Special Meeting of Stockholders of Tasker Capital Corp., at TCC Headquarters, 100 Mill Plain Road Danbury, CT 06811 on Wednesday, August 25, 2004 at 9 a.m. local time.

Please read the proxy which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL

(1) To approve an amendment to our Articles of Incorporation to increase the number of our authorized shares from 50,000,000 to 300,000,000.

                        |_| FOR |_| AGAINST |_| ABSTAIN

(2) To create a class of preferred stock in the amount of 10,000,000 shares.

                        |_| FOR |_| AGAINST |_| ABSTAIN

If you plan to attend the special meeting please mark this box |_|

Dated: _________________________, 2004

Signature _____________________________________________________________________

Name (printed) _________________________________________________________________

Title _________________________________________________________________________
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE

--------------------------------------------------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

                                   EXHIBIT "A"

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                              TASKER CAPITAL CORP.

The undersigned, being the President of Tasker Capital Corp., a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

            "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.01. The second class of stock shall be Preferred Stock, par value $0.01. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

      The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class                Par Value    Authorized Shares
-----                ---------    -----------------
Common               $0.001          300,000,000
Preferred            $0.001           10,000,000
                                     -----------

          Totals:                    310,000,000

2. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Robert P. Appleby, its President, this 25th day of August 2004.

                                       TASKER CAPITAL CORP.

                                       By: /s/ Robert P. Appleby
                                       -------------------------
                                       ROBERT P. APPLEBY, PRESIDENT

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